UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.               )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

VAREX IMAGING CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! VAREX IMAGING CORPORATION 1678 S. PIONEER ROAD SALT LAKE CITY, UT 84104 VAREX IMAGING CORPORATION 2022 Annual Meeting Vote by February 9, 2022 11:59 PM ET You invested in VAREX IMAGING CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on February 10, 2022. Vote Virtually at the Meeting* February 10, 2022 4:30 PM Mountain Time Virtually at: www.virtualshareholdermeeting.com/VREX22 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D64356-P64764 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 27, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D64357-P64764 1. To elect seven directors to serve until the 2023 Annual Meeting of Stockholders. Nominees: 1c. Jay K. Kunkel 1a. Jocelyn D. Chertoff, M.D. 1d. Ruediger Naumann-Etienne, PhD 1b. Timothy E. Guertin 1e. Walter M Rosebrough, Jr. 1f. Sunny S. Sanyal 1g. Christine A. Tsingos 2. To approve, on an advisory basis, our executive compensation as described in the accompanying Proxy Statement. 3. To approve the Varex Imaging Corporation 2017 Employee Stock Purchase Plan, as amended. 4. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2022. NOTE: The proxyholders are authorized to vote on any other business as is properly brought before the Annual Meeting for action in accordance with their judgment as to the best interests of Varex Imaging Corporation. For For For For For For For For For For